UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 14, 2021

Kriptech International, Corp.

(Exact name of registrant as specified in its charter)

Nevada	333-214815	37-1830331
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

9th Floor, 31 West 27th St, New York, NY 10001

(Address of principal executive offices) (zip code)

(888) 469 3887

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

[ ] Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not applicable

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01 - Changes in the Registrant’s Certifying Accountant.

Item 4.01(a) – Dismissal of Auditor

On January 14, 2021, Kriptech International, Corp. (the “Registrant” or “Company”) dismissed PLS CPAs, LLP (“PLS”) as the Company’s Independent Registered Public Accounting firm. On January 14, 2021, the Board of Directors of the Company authorized the dismissal.

Since PLS engagement on January 4, 2017 and through PLS’ dismissal on January 14, 2021, there were (1) no disagreements with PLS on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction PLS would have caused PLS to make reference to the subject matter of the disagreements in connection with its reports, and (2) no events of the type listed in paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K.

We furnished PLS with a copy of this disclosure on January 14, 2021, providing PLS with the opportunity to furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by us herein in response to Item 304(a) of Regulation S-K and, if not, stating the respect in which it does not agree. A copy of PLS’s letter to the SEC is filed as Exhibit 16.1 to this Report.

Item 4.01(b) - Engagement of Auditor

On January 14, 2021, the Registrant engaged BF Borgers CPA PC (“BF Borgers CPA PC”) as its new independent registered public accounting firm beginning with the fiscal year ending September 30, 2020. The change in the Registrant’s independent registered public accounting firm was approved by the board of directors. During the most recent fiscal year and through the date of this Current Report, neither the Registrant nor anyone on its behalf consulted with BF Borgers CPA PC regarding any of the following:

(i)	The application of accounting principles to a specific transaction, either completed or proposed;

(ii)	The type of audit opinion that might be rendered on the Registrant’s financial statements, and none of the following was provided to the Registrant:

(a)

a written report; or (b) oral advice that BF Borgers CPA PC concluded was an important factor considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issue; or

(iii)	Any matter that was subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, or a reportable event, as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 - Financial Statements and Exhibits

Exhibit No.	Description
16.1	Letter to the Securities and Exchange Commission from PLS CPA’s a Professional Corporation, dated January 29, 2021

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kriptech International, Corp.

Dated: January 29, 2021	By:	/s/ Bassam Al-Mutawa
Name: Bassam Al-Mutawa
Title: Chief Executive Officer and President

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